UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 25, 2013

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California 90501

(Address of principal executive offices, including zip code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Toyota Motor Credit Corporation (“TMCC”) entered into the following credit agreements:

•
$4.334 billion 364-day syndicated credit facility pursuant to a 364 Day Credit Agreement, dated as of November 22, 2013 (the “364 Day Credit Agreement”), among TMCC, Toyota Credit de Puerto Rico Corp. (“TCPR”), Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Leasing GMBH (“TLG”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Kreditbank GMBH (“TKG”), as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp. (“BNPP Securities”), Citigroup Global Markets Inc. (“CGMI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. (“Citibank”) and Bank of America, N.A. (“Bank of America”), as Swing Line Lenders, and Citibank, Bank of America, and BTMU, as Syndication Agents.

•
$4.334 billion three year syndicated credit facility pursuant to a Three Year Credit Agreement, dated as of November 22, 2013 (the “Three Year Credit Agreement”), among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU, as Syndication Agents.

•
$4.334 billion five year syndicated credit facility pursuant to a Five Year Credit Agreement, dated as of November 22, 2013 (the “Five Year Credit Agreement” and, collectively with the 364 Day Credit Agreement and the Three Year Credit Agreement, the “Credit Agreements”), among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America and BTMU, as Syndication Agents.

TMCC may borrow funds under the each of the Credit Agreements subject to customary borrowing conditions.  Under the Credit Agreements, TMCC is subject to certain covenants customary in a transaction of this nature, including negative pledge provisions and limitations on consolidations, mergers and sales of assets.

The 364 Day Credit Agreement has a 364 day term, during which TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $4.334 billion, TCCI and TCPR may each make drawings not to exceed $866,800,000, and TKG and TLG may each make drawings not to exceed $433,400,000.  The aggregate amount of all drawings under the 364 Day Credit Agreement may not exceed the total commitment amount of $4.334 billion. In addition, the 364 Day Credit Agreement provides for a swingline sub-facility of up to $1,083,500,000. The 364 Day Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Under the Three Year Credit Agreement, TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $4.334 billion, TCCI and TCPR may each make drawings not to exceed $866,600,000, and TKG and TLG may each make drawings not to exceed $433,300,000.    The aggregate amount of all drawings under the Three Year Credit Agreement may not exceed the total commitment amount of $4.334 billion. In addition, the Three Year Credit Agreement provides for a swingline sub-facility of up to $1,083,500,000. The Three Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Under the Five Year Credit Agreement, TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $4.334 billion, TCCI and TCPR may each make drawings not to exceed $866,600,000, and TKG and TLG may each make drawings not to exceed $433,300,000.  The aggregate amount of all drawings under the Five Year Credit Agreement may not exceed the total commitment amount of $4.334 billion. In addition, the Five Year Credit Agreement provides for a swingline sub-facility of up to $1,083,500,000. The Five Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Certain of the lenders participating in the Credit Agreements and their affiliates have in the past and may in the future engage in financing, securities, derivative, commercial banking and investment banking transactions with TMCC and its affiliates for which they will receive customary fees and expenses.

TCPR is a wholly-owned subsidiary of TMCC, and each of TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, the borrowers under the Credit Agreements, is a direct or indirect subsidiary of Toyota Financial Services Corporation, a Japanese corporation, which is itself a subsidiary of Toyota Motor Corporation.

The descriptions set forth in this report of the terms and conditions of the 364 Day Credit Agreement, Three Year Credit Agreement and Five Year Credit Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively.

Item 1.02 Termination of a Material Definitive Agreement

The 364 Day Credit Agreement, the Three Year Credit Agreement and the Five Year Credit Agreement replace the 364 Day Credit Agreement, the Three Year Credit Agreement, and the Five Year Credit Agreement each dated as of February 26, 2013 (the “Prior  Credit Agreements”), among TMCC, TCPR, TMFNL, TFS(UK), TKG, TLG and TCCI, as Borrowers, BNP Paribas, as Administrative Agent, and the other agents and lenders party thereto, which terminated on November 22, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See descriptions of the 364 Day Credit Agreement, Three Year Credit Agreement and Five Year Credit Agreement in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
364 Day Credit Agreement, dated as of November 22, 2013, among Toyota Motor Credit Corporation, (“TMCC”), Toyota Credit de Puerto Rico Corp. (“TCPR”), Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Leasing GMBH (“TLG”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Kreditbank GMBH (“TKG”), as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp. (“BNPP Securities”), Citigroup Global Markets Inc. (“CGMI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. (“Citibank”) and Bank of America, N.A. (“Bank of America”), as Swing Line Lenders, and Citibank, Bank of America, and BTMU, as Syndication Agents

10.2
Three Year Credit Agreement, dated as of November 22, 2013, among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU, as Syndication Agents

10.3
Five Year Credit Agreement, dated as of November 22, 2013, among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU, as Syndication Agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: November 25, 2013	By:	/s/ Christopher Ballinger
Christopher Ballinger Senior Vice President & Chief Financial Officer